UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2025 (June 17, 2025)

Guild Holdings Company

(Exact name of registrant as specified in its charter)

Delaware	001-39645	85-2453154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5887 Copley Drive
San Diego, California 92111

(Address, including zip code, of Principal Executive Offices)

(858) 956-5130

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2025, Guild Holdings Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Gulf MSR HoldCo, LLC, a Delaware limited liability company (the “Parent”) and Gulf MSR Merger Sub Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (the “Merger Sub” and, together with Parent, the “Parent Parties”).

Pursuant to the Merger Agreement, subject to the terms and conditions therein, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent. The board of directors of the Company unanimously approved, declared advisable and adopted, and recommended that the Company’s stockholders adopt, the Merger Agreement.

In connection with the Merger, each share of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock” and together with the Class A Common Stock, collectively, “Common Stock” and each share of Common Stock, a “Share”), other than Shares held by the Company or the Parent Parties, and Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights, will be converted into the right to receive $20.00 in cash, without interest (the “Per Share Consideration”). The Merger Agreement permits the Company’s board of directors to authorize a special cash dividend of up to $0.25 per Share in 2025 (based on the Company’s cash on hand) and, if the Merger is not consummated in 2025, quarterly cash dividends of up to $0.25 per Share through the consummation of the merger. The payment of any dividends will not result in an adjustment to the $20.00 Per Share Consideration.

In addition, subject to the terms and conditions of the Merger Agreement, at such time when the Merger becomes effective (the “Effective Time”), (i) outstanding restricted stock units subject only to time-based vesting conditions will be cancelled and converted into the right to receive an amount in cash equal to (a) the total number of shares underlying such restricted stock unit award, multiplied by (b) the Per Share Consideration, less applicable taxes, and (ii) outstanding restricted stock units subject to performance vesting conditions will be cancelled in exchange for an amount in cash equal to (a) the number of shares underlying such performance stock unit award, (1) for any performance year or performance period that is incomplete or for which the applicable calculation date has not yet occurred, based on target level achievement of applicable performance goals, and (2) for any completed performance year, based on the determination and certification of the Company’s board of directors prior to the Effective Time, in each case, multiplied by (b) the Per Share Consideration, less applicable taxes.

Concurrently with the execution and delivery of the Merger Agreement, McCarthy Capital Mortgage Investors, LLC (“MCMI”), holding Shares representing a majority of the total voting power of the Company Common Stock, has entered into a Support Agreement with the Company and Parent (the “Support Agreement”). Pursuant to the Support Agreement, MCMI agreed to, among other things, deliver a written consent (the “Written Consent”) covering all of the Shares owned by MCMI adopting the Merger Agreement and approving the transactions contemplated thereby, including the Merger.

In accordance with the terms of the Support Agreement, immediately following the execution and delivery of the Merger Agreement, MCMI executed and delivered to the Company the Written Consent. As a result, the stockholder approval required to consummate the Merger has been obtained, and no further action by the Company’s stockholders in connection with the Merger is required. The Company will file with the Securities and Exchange Commission and mail to its stockholders, an information statement (the “Information Statement”) describing the Merger Agreement and the Merger.

Parent has procured equity financing commitments to finance the transactions contemplated by the Merger Agreement. An affiliated fund of Parent has (i) committed to provide capital to Parent with an aggregate equity contribution of up to $1,283,000,000, subject to the terms and conditions set forth in an equity commitment letter dated June 17, 2025 and (ii) provided the Company with a limited guarantee in favor of the Company, dated June 17, 2025, guaranteeing the payment of certain monetary obligations that may be owed by Parent pursuant to the Merger Agreement, including any reverse termination fee that may become payable by Parent.

The Merger Agreement contains representations and warranties from each of the Company and the Parent Parties. The Company has agreed to covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. The Company has agreed to “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals, subject to certain limited exceptions. The Company and Parent Parties have each agreed to use their reasonable best efforts (i) to take all actions necessary, proper or advisable to consummate and make effective as soon as practicable the transactions contemplated by the Merger Agreement, (ii) to prepare and file all applications, notices and other documents and (iii) to obtain as promptly as practicable all necessary consents and approvals of any regulatory entity for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to closing conditions, including, among others, (i) delivery by MCMI of the Written Consent, (ii) the receipt of all requisite regulatory approvals, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of certain approvals from state regulators in jurisdictions in which the Company is licensed or registered to operate its mortgage origination and servicing businesses, and the expiration of all statutory waiting periods without the imposition of any burdensome regulatory condition, (iii) the absence of any applicable law or order that prohibits or restricts the consummation of the Merger, (iv) the mailing of the Information Statement to the Company’s stockholders at least twenty calendar days prior to the consummation of the Merger, (v) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers) and (vi) each party’s compliance in all material respects with its obligations and covenants contained in the Merger Agreement. Completion of the Merger is expected to occur in the fourth quarter of 2025. The Merger is not subject to any financing conditions.

The Merger Agreement provides termination rights for both the Company and Parent under certain conditions and further provides that a termination fee of $38,000,000 will be payable by the Company upon termination of the Merger Agreement under certain circumstances. In addition, upon termination of the Merger Agreement under certain circumstances, Parent will pay to the Company a termination fee of 72,900,000.

The foregoing descriptions of the Merger Agreement and Support Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and Support Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, and incorporated herein by reference.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors and (iv) have been included in the Merger Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Form 10-K, Forms 10-Q and other documents that the Company files with the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the Company entered into employment agreements with certain members of senior management, including each of Terry Schmidt, David Neylan and Desiree Kramer (the “Executives”), to become effective upon and subject to the occurrence of the Effective Time (the “Employment Agreements”). The Employment Agreements each have a three-year term, which term renews in one-year increments thereafter, unless notice of non-renewal is provided at least 60 days prior to the completion of the applicable term (the “Notice Requirement”), and provide that each Executive will be entitled to continue to receive their current annual base salary and annual bonus opportunity. The Executives will also be entitled to an annual deferred incentive compensation opportunity equal to the annual bonus earned for the prior year, 50% of which will vest and be payable three years following grant and 50% of which will vest and be payable five years following grant (the “Deferred Compensation Awards”).

Pursuant to the Employment Agreements, upon an Executive’s termination by the Company without “cause” or by Executive for “good reason” (each as defined in the Employment Agreement) or due to the Company’s failure to renew the Employment Agreement at the completion of the term thereof in accordance with the Notice Requirement, subject to the Executive’s execution and non-revocation of a release of claims and continued compliance with any applicable restrictive covenant obligations, the Executive will be entitled to severance equal to the Executive’s base salary as of the effective date of the Executive’s termination, payable in installments for a period of one year (the “Severance Period”). Furthermore, in the event of such a qualifying termination, the Executive will remain eligible to receive a pro-rated portion of the annual bonus earned in the year of such termination based on actual performance, paid in a lump sum on the date such annual bonus is paid to similarly situated executives, and a pro-rated portion of their outstanding Deferred Compensation Awards. The Employment Agreements also include a one-year post-termination non-solicitation of service providers and, for Ms. Schmidt, a one-year post-termination non-solicitation of customers and one-year post-termination non-competition covenant.

Item 5.07. Submission of Matters to a Vote of Stockholders.

On June 17, 2025, MCMI holding Shares representing a majority of the total voting power of the Company Common Stock entitled to vote on the approval of the Merger and adoption of the Merger Agreement executed the Written Consent adopting the Merger Agreement. No further approval of the stockholders of the Company is required to adopt the Merger Agreement. The Company will prepare and file with the SEC, and thereafter mail to its stockholders, the Information Statement.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed herewith contain forward-looking statements that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K and the exhibits filed herewith are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.

Forward-looking statements are based on the current expectations of the Company and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Important factors that could cause the Company’s actual results to differ materially from those expressed in or implied by forward-looking statements include, but are not limited to, the following: the expected timing and likelihood of completion of the pending merger transaction; the timing, receipt and terms and conditions of any required governmental approvals of the pending transaction that may impose materially burdensome or adverse regulatory conditions, delay the transaction or cause the parties to abandon the transaction; potential legal proceedings that may be instituted against the Company following announcement of the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that the parties may not be able to satisfy the conditions to the pending transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the pending transaction could have adverse effects on the market price of the Company’s common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, agents or business counterparties, and on its operating results and businesses generally; significant changes to the size, structure, powers, and operations of the federal government and uncertainties regarding the potential for future changes, could cause disruptions to the regulatory environment in which we operate and could adversely impact our business and results of operations; changes in economic conditions, including as a result of macroeconomic policy changes by the U.S. government, may adversely impact our business, financial condition and results of operations; any disruptions in the secondary home loan market and their effects on our ability to sell the loans that we originate at attractive pricing; any changes in macroeconomic and U.S. residential real estate market conditions; any changes in certain U.S. government-sponsored entities and government agencies, and any organizational or pricing changes in these entities, their guidelines or their current roles; any changes in prevailing interest rates or U.S. monetary policies; the effects of any termination of our servicing rights; we depend on our loan funding facilities to fund mortgage loans and otherwise operate our business; the effects of our existing and future indebtedness on our liquidity and our ability to operate our business; any disruption in the technology that supports our origination and servicing platform; our failure to identify, develop and integrate acquisitions of other companies or technologies; pressure from existing and new competitors; any failure to maintain or grow our historical referral relationships with our referral partners; any delays in recovering service advances; any failure to adapt to and implement technological changes; any cybersecurity breaches or other vulnerability involving our computer systems or those of certain of our third-party service providers; our inability to secure additional capital, if needed, to operate and grow our business; the impact of operational risks, including employee or consumer fraud, the obligation to repurchase sold loans in the event of a documentation error, and data processing system failures and errors; any repurchase or indemnification obligations caused by the failure of the loans that we originate to meet certain criteria or characteristics; the seasonality of the mortgage origination industry; any non-compliance with or substantial changes to the complex laws and regulations governing our mortgage loan origination and servicing activities; material changes to the laws, regulations or practices applicable to reverse mortgage programs; our control by, and any conflicts of interest with, McCarthy Capital Mortgage Investors, LLC; our dependence, as a holding company, upon distributions from Guild Mortgage Company LLC to meet our obligations; ability to attract, retain and hire key personnel and maintain relationships with others with whom the Company does business; and the other risks set forth under Item IA. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as well as other filings the Company may make from time to time with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. Unless indicated otherwise, the term “Company” each refer collectively to the Company and its subsidiaries.

Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement made in this Current Report on Form 8-K and the exhibits filed herewith.

IMPORTANT INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K is being made in respect of the pending merger transaction involving the Company. The Company will prepare an information statement for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Exchange Act and describing the pending transaction. When completed, a definitive information statement will be mailed to the Company’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free on the Company’s website at https://ir.guildmortgage.com/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 17, 2025, by and among Guild Holdings Company, Gulf MSR HoldCo, LLC and Gulf MSR Merger Sub Corporation
2.2	Support Agreement, dated as of June 17, 2025, by and among Guild Holdings Company, Gulf MSR HoldCo, LLC and McCarthy Capital Mortgage Investors, LLC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: June 20, 2025	By:	/s/ Desiree A. Kramer
	Name:	Desiree A. Kramer
	Title:	Chief Financial Officer